UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/11/2009

Encorium Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21145

Delaware	56-1668867
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Glenhardie Corporate Center,
1275 Drummers Lane, Suite 300, Wayne, Pennsylvania 19807
(Address of principal executive offices, including zip code)

610-975-9533
(Registrant’s telephone number, including area code)

One Glenhardie Corporate Center,
1275 Drummers Lane, Suite 100, Wayne, Pennsylvania 19807
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On May 17, 2009 the Encorium Group, Inc. (the "Company") entered into a letter of intent with Pierrel SpA, an international contract research organization listed on Milano's Stock Exchange.

Subject to the negotiation of a definitive agreement, pursuant to the letter of intent, Pierrel has the right to purchase the U.S. Line of Business for a purchase price equal to the greater of a percentage of the Company's U.S. backlog calculated as of the closing or $1.35 million, less the amount, if any, that assumed current liabilities exceed acquired current assets by more than $350,000. In addition to the purchase price payable at closing, Pierrel will pay Encorium a 10% commission on the value of any new contract, net of pass-through costs, executed after the closing date but prior to December 31, 2009, which constitute part of the Company's pipeline at closing.

A copy of the Company's press release relating thereto is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.02.    Results of Operations and Financial Condition

On May 19, 2009 the Company issued a press release announcing the Company's results of operations for the three-month period ending March 31, 2009.
A copy of the Company's press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events

On May 11, 2009, the Company issued a press release announcing the execution of two non-binding letter of intent with respect to the sale of the U.S. line of assets and the sale of the Company's wholly-owned European subsidiary, Encorium Oy. A copy of the Company's press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release dated May 18, 2009.
99.2 Earnings Press Release dated May 19, 2009.
99.3 Press Release dated May 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encorium Group, Inc.

Date: May 19, 2009	By:	/s/ Philip L. Calamia
Philip L. Calamia
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated May 18, 2009
EX-99.2	Earnings Press Release dated May 19, 2009
EX-99.3	Press Release dated May 11, 1009